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                         ------------------------------
                    PaineWebber U.S. Government Income Fund
                    PaineWebber Low Duration U.S. Government
                                  Income Fund
                    PaineWebber Investment Grade Income Fund
                          PaineWebber High Income Fund
                                 Class Y Shares
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
           PROSPECTUS  --  AUGUST 2, 1996, AS REVISED OCTOBER 9, 1996
--------------------------------------------------------------------------------

           PaineWebber U.S. Government Income Fund ('U.S. Government Income Fund') seeks high current income consistent with the preservation of capital and liquidity.

           PaineWebber Low Duration U.S. Government Income Fund ('Low Duration Income Fund') seeks the highest level of income consistent with the preservation of capital and low volatility of net asset value.

           PaineWebber Investment Grade Income Fund ('Investment Grade Income Fund') seeks high current income consistent with the preservation of capital and liquidity.

           PaineWebber High Income Fund ('High Income Fund') seeks high income.

           PAINEWEBBER HIGH INCOME FUND INVESTS PREDOMINANTLY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS 'JUNK BONDS.' BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH RESPECT TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND.

           These Funds are series of PaineWebber Managed Investments Trust ('Trust'). This Prospectus concisely sets forth information about the Funds a prospective investor should know before investing. Please retain this Prospectus for future reference.

           The Class Y shares described in this Prospectus are offered for sale only to limited groups of investors which include, for the Class Y shares of U.S. Government Income Fund only, the trustee of the PaineWebber Savings Investment Plan ('PW SIP') Income Fund. See 'Purchases.'

           A Statement of Additional Information dated August 2, 1996 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568. Participants in the PW SIP may make further inquiries by contacting the PaineWebber Incorporated Benefits Department, 10th Floor, 1000 Harbor Boulevard, Weehawken, New Jersey 07087 or by calling 1-201-902-4444.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH
     COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS  PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ----------------
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                               Prospectus Page 1





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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND    LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                     Page
                                                                                    -----

Fund Expenses....................................................................       3

Financial Highlights.............................................................       4

Investment Objectives and Policies...............................................       5

Purchases........................................................................      17

Redemptions......................................................................      19

Dividends and Taxes..............................................................      20

Valuation of Shares..............................................................      21

Management.......................................................................      22

Performance Information..........................................................      23

General Information..............................................................      24

Appendix A.......................................................................      26

Appendix B.......................................................................      29

Appendix C.......................................................................      31

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND
--------------------------------------------------------------------------------
                                 FUND EXPENSES
--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in Class Y shares of each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares............................................................................    None
Sales charge on reinvested dividends...........................................................................    None
Redemption fee or deferred sales charge........................................................................    None

                       ANNUAL FUND OPERATING EXPENSES(1)
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                         U.S. GOVERNMENT    LOW DURATION    INVESTMENT GRADE       HIGH
                                                           INCOME FUND      INCOME FUND       INCOME FUND       INCOME FUND
                                                         ---------------    ------------    ----------------    -----------
Management fees.......................................         0.50%            0.50%             0.50%             0.50%
12b-1 fees............................................         0.00             0.00              0.00              0.00
Other expenses(2).....................................         0.18(a)          0.40              0.20              0.18
                                                              -----            -----             -----             -----
Total operating expenses..............................         0.68%            0.90%             0.70%             0.68%
                                                              -----            -----             -----             -----
                                                              -----            -----             -----             -----

------------

(a) Does not include 0.03% in non-recurring reorganization expenses that U.S. Government Income Fund incurred during the fiscal year ended November 30, 1995. If those expenses were included, 'Other expenses' would be 0.21% and 'Total operating expenses' would be 0.71%.

(1) Class Y shares may be purchased by participants in the INSIGHT Investment Advisory Program ('INSIGHT') sponsored by PaineWebber, when purchased through that program. Participation in INSIGHT is subject to payment of an advisory fee at the maximum annual rate of 1.50% of assets held through INSIGHT (generally charged quarterly in advance), which may be charged to the INSIGHT participant's PaineWebber account. This account charge is not included in the table because non-INSIGHT participants are permitted to purchase Class Y shares of the Funds.

(2) See 'Management' for additional information. The fees and expenses are those actually incurred for the fiscal year ended November 30, 1995, except that 'Other expenses' for Low Duration Income Fund, Investment Grade Income Fund and High Income Fund are estimated based on the expenses incurred by each Fund's Class A shares for the fiscal year ended November 30, 1995.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

An investor would directly or indirectly pay the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                                                  ONE YEAR      THREE YEARS      FIVE YEARS      TEN YEARS
                                                                  --------      -----------      ----------      ---------
U.S. Government Income Fund....................................     $ 22            $68             $117           $ 251
Low Duration Income Fund.......................................     $ 24            $75             $128           $ 274
Investment Grade Income Fund...................................     $ 22            $69             $118           $ 253
High Income Fund...............................................     $ 22            $68             $117           $ 251

This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Class Y shares of a Fund.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND A FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to a Fund's Class Y shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

                             ---------------------
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                               Prospectus Page 3





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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND    LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below provides selected per share data and ratios for one Class Y share of U.S. Government Income Fund and Low Duration Income Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in each Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table appearing below insofar as it relates to the fiscal year ended November 30, 1995 and for the prior periods, have been audited by Ernst & Young LLP, independent auditors, whose reports thereon are included in the Annual Reports to Shareholders. Further information about each Fund's performance is also included in the Annual Reports to Shareholders, which may be obtained without charge. No information is presented for Class Y shares of Investment Grade Income Fund and High Income Fund, because no such shares were outstanding as of November 30, 1995.

                                                                                   CLASS Y SHARES**
                                                      --------------------------------------------------------------------------
                                                                                                                    LOW DURATION
                                                                     U.S. GOVERNMENT INCOME FUND                    INCOME FUND
                                                      ----------------------------------------------------------    ------------
                                                                                                      FOR THE         FOR THE
                                                                                                      PERIOD           PERIOD
                                                                                                   SEPTEMBER 11,    OCTOBER 20,
                                                          FOR THE YEARS ENDED NOVEMBER 30,           1991# TO         1995# TO
                                                      -----------------------------------------    NOVEMBER 30,     NOVEMBER 30,
                                                       1995         1994        1993      1992         1991             1995
                                                      ------       ------      ------    ------    -------------    ------------

Net asset value, beginning of period...............   $ 8.49       $10.02      $ 9.97    $ 9.97       $  9.88          $ 2.33
                                                      ------       ------      ------    ------        ------          ------
Net investment income..............................     0.61         0.62        0.70      0.77          0.18            0.01
Net realized and unrealized gains (losses) from
  investment transactions..........................     0.62        (1.53)       0.05      0.01          0.09            0.01
                                                      ------       ------      ------    ------        ------          ------
Net increase (decrease) in net assets resulting
  from operations..................................     1.23        (0.91)       0.75      0.78          0.27            0.02
                                                      ------       ------      ------    ------        ------          ------
Dividends from net investment income...............    (0.61)       (0.62)      (0.70)    (0.78)        (0.18)          (0.01)
                                                      ------       ------      ------    ------        ------          ------
Net asset value, end of period.....................   $ 9.11       $ 8.49      $10.02    $ 9.97       $  9.97          $ 2.34
                                                      ------       ------      ------    ------        ------          ------
                                                      ------       ------      ------    ------        ------          ------
Total investment return(1).........................    15.06%       (9.37)%      7.69%     8.13%         2.37%           0.83%
                                                      ------       ------      ------    ------        ------          ------
                                                      ------       ------      ------    ------        ------          ------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's omitted)......   $7,957       $4,955      $6,232    $5,517       $ 4,514          $  321
    Expenses to average net assets.................     0.71%(2)     0.65%       0.62%     0.63%         0.72%*          0.99%*
    Net investment income to average net assets....     6.96%(2)     6.76%       6.87%     7.70%         8.36%*          5.87%*
    Portfolio turnover rate........................      206%         358%         83%       28%           71%            242%(3)

------------

#  Commencement of offering of shares.

*  Annualized.

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable date and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

(2) These ratios include non-recurring reorganization expenses of 0.03%.

(3) Portfolio turnover rate is for Low Duration Income Fund's fiscal year ended November 30, 1995.

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                               Prospectus Page 4





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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

The investment objective of U.S. GOVERNMENT INCOME FUND is to provide high current income consistent with the preservation of capital and liquidity. The Fund invests primarily in U.S. government securities.

The investment objective of LOW DURATION INCOME FUND is to achieve the highest level of income consistent with the preservation of capital and low volatility of net asset value. The Fund invests primarily in U.S. government securities and seeks to limit the volatility of its net asset value per share by maintaining, under normal circumstances, an overall portfolio duration of from one to three years.

The investment objective of INVESTMENT GRADE INCOME FUND is to provide high current income consistent with the preservation of capital and liquidity. The Fund invests in a diversified range of investment grade bonds and other fixed income securities.

The investment objective of HIGH INCOME FUND is to provide high income. The Fund invests primarily in a diversified range of high risk, high yield medium to lower quality corporate bonds.

The Funds are diversified series of an open-end management investment company. Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') is each Fund's investment adviser and administrator. Pacific Investment Management Company ('PIMCO') serves as sub-adviser for Low Duration Income Fund.

There can be no assurance that any Fund will achieve its investment objective. Each Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment limitations as described in the Statement of Additional Information are fundamental policies and may not be changed without shareholder approval. In addition, the policy of each of U.S. Government Income Fund and Low Duration Income Fund of normally concentrating at least 25% of its total assets in mortgage- and asset-backed securities is fundamental and may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.

U.S. GOVERNMENT INCOME FUND AND LOW
DURATION INCOME FUND. Under normal conditions, U.S. Government Income Fund and Low Duration Income Fund each invests at least 65% of its total assets in U.S. government securities, including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ('U.S. government mortgage-backed securities'), other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect to those securities. While these instruments may be guaranteed as to the payment of interest and principal, they are not guaranteed as to market value. Up to 35% of each Fund's total assets may be invested in privately issued mortgage- and asset-backed securities that at the time of purchase have been rated AAA by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ('S&P'), or Aaa by Moody's Investors Service, Inc. ('Moody's'), have an equivalent rating from another nationally recognized statistical rating organization ('NRSRO') or, if unrated, have been determined by Mitchell Hutchins or PIMCO, as applicable, to be of comparable quality. As a matter of fundamental policy, each Fund normally concentrates at least 25% of its total assets in mortgage- and asset-backed securities issued or guaranteed by private issuers or by agencies or instrumentalities of the U.S. government.

Low Duration Income Fund seeks to limit the volatility of its net asset value per share by maintaining, under normal circumstances, an overall portfolio duration of from one to three years. U.S. Government Income Fund has no fixed

                             ---------------------
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                               Prospectus Page 5


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

portfolio duration policy. Duration is a measure of the expected life of a fixed income security on a present value basis. See 'Duration.'

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. Issuers and guarantors of the U.S. government mortgage-backed securities in which the Funds may invest include the Government National Mortgage Association ('Ginnie Mae'), the Federal National Mortgage Association ('Fannie Mae') and the Federal Home Loan Mortgage Corporation ('Freddie Mac'). Private issuers of mortgage-backed securities in which the Funds may invest are generally originators of, and investors in, mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, 'Private Mortgage Lenders'). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. For more information concerning the types of mortgage-backed securities in which the Funds may invest, see Appendix A to this Prospectus.

Each Fund's policy of investing at least 25% of its total assets in mortgage-and asset-backed securities has the effect of increasing the Fund's exposure to the risks related to such securities and might cause the Fund's net asset value per share to fluctuate more than otherwise would be the case. See 'Risks of Mortgage- and Asset-Backed Securities.'

Non-mortgage-related U.S. government securities in which U.S. Government Income Fund and Low Duration Income Fund may invest include U.S. Treasury obligations and other obligations backed by the full faith and credit of the U.S. government and securities that are supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Resolution Funding Corporation, the Student Loan Marketing Association, the Federal Home Loan Banks and the Tennessee Valley Authority.

U.S. Government Income Fund and Low Duration Income Fund may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The SEC staff currently takes the position that 'stripped' U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. As long as the SEC takes this position, Certificates of Accrual Treasury Securities ('CATS') and Treasury Income Growth Receipts ('TIGRs'), which are not issued through the U.S. Treasury will not be counted as U.S. government securities for purposes of the 65% investment requirement. See 'Risks of Zero Coupon Securities.'

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer or other credit enhancements may be present.

Each Fund also may seek to enhance income or to reduce the risks associated with ownership of the securities in which it invests through the use

                             ---------------------
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                               Prospectus Page 6


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

of options, futures contracts, options on futures contracts, interest rate protection transactions, dollar rolls and reverse repurchase agreements. See 'Hedging and Related Income Strategies' and 'Dollar Rolls and Reverse Repurchase Agreements'.

INVESTMENT GRADE INCOME FUND. Investment Grade Income Fund invests in a diversified range of investment grade bonds and other fixed income securities. Investment grade bonds are those bonds that, at the time of purchase, are assigned one of the four highest grades by S&P or Moody's, are comparably rated by another NRSRO or, if unrated, are determined by Mitchell Hutchins to be of comparable quality to such rated securities. Under normal circumstances, the Fund invests at least 65% of its total assets in investment grade corporate bonds and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Up to 35% of the Fund's total assets may be invested in corporate bonds that are below investment grade, preferred stocks, convertible securities, certain mortgage- and asset-backed securities described below, commercial paper or variable amount master notes issued by companies having at the time of purchase an issue of outstanding debt securities rated investment grade by S&P or Moody's or commercial paper rated A-1 by S&P or P-1 by Moody's, and other money market instruments, including repurchase agreements. Up to 20% of the Fund's net assets may be invested in U.S. dollar-denominated securities of foreign issuers or foreign branches of U.S. banks that are traded in the U.S. securities markets, or in U.S. dollar-denominated securities the value of which is linked to the value of foreign currencies. The Fund may also seek to enhance income or to reduce the risks associated with ownership of the securities in which it invests through the use of options, futures contracts, options on futures contracts and interest rate protection transactions. See 'Hedging and Related Income Strategies.'

Investment Grade Income Fund may invest in mortgage-backed securities that are issued or guaranteed as to the payment of principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities or issued by private issuers and rated in the four highest ratings of S&P or Moody's. The Fund also may invest in asset-backed securities that are rated in the two highest ratings assigned by S&P or Moody's. See 'Risk Factors.' The Fund may invest up to 10% of its total assets in classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying mortgage assets. See 'Risks of Mortgage- and Asset-Backed Securities.'

During its 1995 fiscal year, Investment Grade Income Fund had 100% of its average annual net assets in debt securities that received a rating from S&P or Moody's or another NRSRO. The Fund had the following percentages of its average annual net assets invested in rated securities: AAA/Aaa (including cash items) -- 13%, AA/Aa -- 7%, A/A -- 35%, BBB/Baa -- 29%, BB/Ba -- 15%, B/B -- 1%
and CCC/Caa -- 0%. It should be noted that this information reflects the average composition of the Fund's assets during the fiscal year ended November 30, 1995 and is not necessarily representative of the Fund's assets as of the end of that fiscal year, the current fiscal year or at any time in the future.

HIGH INCOME FUND. High Income Fund invests primarily in a diversified range of high risk, high yield medium to lower quality bonds. Generally, higher yielding bonds carry ratings assigned by S&P, Moody's or another NRSRO that are lower than those assigned to investment grade bonds, or are unrated, and thus carry higher investment risk than investment grade bonds. See 'Risks of Lower Rated Securities.' Under normal circumstances, at least 65% of the Fund's total assets are invested in high risk, high yielding, income-producing corporate debt securities that at the time of purchase are rated B or better by S&P or Moody's, comparably rated by another NRSRO or are unrated but determined to be of comparable quality by Mitchell Hutchins.

Up to 35% of the Fund's total assets may be invested in debt securities rated below B by S&P

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                               Prospectus Page 7


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

or Moody's or comparably rated by another NRSRO, preferred stocks, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, equity securities (including common stocks, warrants and rights) which may be attached to fixed income securities or as a part of a unit including fixed income securities or in connection with a conversion or exchange of fixed income securities, and money market instruments, including repurchase agreements. The Fund may invest in securities selling at a substantial discount from par.

High Income Fund is permitted to invest up to 25% of its total assets in securities that do not currently provide income but that Mitchell Hutchins believes have the potential for capital appreciation. These securities include debt securities that are not currently paying income and equity securities, such as common stock, warrants, rights and preferred stocks, that are not paying current income. The Fund may invest up to 35% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. The Fund may also seek to enhance income or to reduce the risks associated with ownership of the debt securities in which it invests through the use of options, futures contracts, options on futures contracts, forward currency contracts and interest rate protection transactions. See 'Hedging and Related Income Strategies.'

During its 1995 fiscal year, High Income Fund had 80% of its average annual net assets in debt securities that received a rating from S&P or Moody's or another NRSRO and 15% of its average annual net assets in debt securities that were not so rated. The Fund had the following percentages of its average annual net assets invested in rated securities: AAA/Aaa (including cash items) -- 2%, AA/Aa -- 0%, A/A -- 0%, BBB/Baa -- 0%, BB/Ba -- 21%, B/B -- 51%, CCC/Caa -- 6%.
It should be noted that this information reflects the average composition of the Fund's assets during the fiscal year ended November 30, 1995 and is not necessarily representative of the Fund's assets as of the end of that fiscal year, the current fiscal year or at any time in the future.

OTHER INVESTMENT POLICIES AND RISK FACTORS

RISK FACTORS. Each Fund's net asset value fluctuates based on changes in the value of its portfolio securities. Neither the issuance by, nor the guarantee of, a U.S. government agency, nor even the highest rating by a NRSRO constitutes assurance that the security will not fluctuate in value or that a Fund will receive the originally anticipated yield on the security. An investment in a Fund also is subject to the risks discussed below.

 -- INTEREST RATE SENSITIVITY. The investment income of each Fund is based on the income earned on the securities it holds, less expenses incurred; thus, the Fund's investment income may be expected to fluctuate in response to changes in such expenses or income. The investment income of a Fund also may be affected if it experiences a net inflow of new money that is then invested in securities whose yield is higher or lower than that earned on then-current investments. Generally, the value of the debt securities held by the Funds, and thus the net asset value per share of each Fund, will rise when interest rates decline. Conversely, when interest rates rise, the value of fixed income securities, and thus the net asset value per share of each Fund, may be expected to decline.

 -- RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of the mortgage- and asset-backed securities in which U.S. Government Income Fund, Low Duration Income Fund and Investment Grade Income Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

securities at a premium, a prepayment speed that is faster than expected will reduce yield to maturity, while a prepayment speed that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment speeds. Interest-only ('IO') and principal-only ('PO') classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances.

While Low Duration Income Fund generally may invest in CMO classes that are structured to sell at a premium or a discount or that are sensitive to changes in prepayment speeds, that Fund may not invest in IO or PO classes. U.S. Government Income Fund and Investment Grade Income Fund are not subject to any similar limitation.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -- i.e., the yield may increase as rates increase and decrease as rates decrease -- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an 'inverse IO,' on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

multiple thereof. Low Duration Income Fund may not invest in inverse floating rate mortgage-or asset-backed securities. U.S. Government Income Fund and Investment Grade Income Fund are not subject to any similar limitation.

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities and inverse floating rate securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins or PIMCO, as applicable, seeks to manage each Fund so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objective. If market interest rates or other factors that affect the volatility of securities held by a Fund change in ways that Mitchell Hutchins or PIMCO does not anticipate, the Fund's ability to meet its investment objective may be reduced.

See Appendix A to this Prospectus for more information concerning the types of mortgage-backed securities in which U.S. Government Income Fund, Low Duration Income Fund and Investment Grade Income Fund may invest.

 -- RATINGS OF DEBT SECURITIES. Ratings of debt securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Mitchell Hutchins or PIMCO would consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. See Appendix B to this Prospectus for further information regarding S&P's or Moody's ratings.

 -- RISKS OF LOWER RATED SECURITIES. High Income Fund may invest all of its assets in corporate bonds rated below investment grade and Investment Grade Income Fund may invest up to 35% of its assets in such bonds. Investment Grade Income Fund must normally invest at least 65% of its assets in debt securities rated investment grade. Investment grade bonds include debt securities rated BBB by S&P, Baa by Moody's or comparably rated by another NRSRO. Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as 'junk bonds.' Investment Grade Income Fund and High Income Fund each may invest up to 35% of its assets in debt securities rated lower than B, which include securities that are in default or face the risk of default with respect to the payment of principal or interest. Such securities are generally unsecured and are often subordinated to other creditors of the issuer. To the extent a Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and may have limited legal recourse in the event of a default. Investment Grade Income Fund and High Income Fund are also permitted to purchase debt securities that are not rated by a NRSRO but that Mitchell Hutchins determines to be of comparable quality to that of rated securities in which those Funds may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities. In the event that, due to a downgrade of one or more debt securities, an

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

amount in excess of 35% of Investment Grade Income Fund's total assets is held in securities rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of these securities to 35% of total assets.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

Although Mitchell Hutchins will attempt to minimize the speculative risks associated with investments in such securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the objectives and policies of Investment Grade Income Fund and High Income Fund and consider their ability to assume the investment risks involved before making an investment in these Funds.

 -- RISKS OF ZERO COUPON SECURITIES. Each Fund may invest in certain zero coupon securities that are 'stripped' U.S. Treasury notes and bonds. High Income Fund may also invest in zero coupon securities of corporate issuers and other securities that are issued with original issue discount ('OID') and payment-in-kind ('PIK') securities. Zero coupon securities pay no interest to holders prior to maturity. Zero coupon securities usually trade at a substantial discount from their face or par value; PIK securities often trade at a discount from their face or par value. Both zero coupon and PIK securities are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

Federal tax law requires that a holder of a security with OID accrue a portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the investing Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in High Income Fund's annual income.

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

Companies such as the Funds, which seek to qualify for pass-through federal income tax treatment as regulated investment companies, must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon securities, other OID and PIK securities. See 'Taxes' in the Statement of Additional Information. Those dividends will be paid from the cash assets of a Fund or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

 -- RISKS OF FOREIGN SECURITIES. Investment Grade Income Fund may invest up to 20% of its net assets in U.S. dollar-denominated securities of foreign issuers or foreign branches of U.S. banks that are traded in the U.S. securities markets, or in U.S. dollar-denominated securities the value of which is linked to the value of foreign currencies. High Income Fund may invest up to 35% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. The foreign securities in which these Funds may invest involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Individual foreign economies may differ favorably or unfavorably from the U.S. economy. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Foreign securities may from time to time be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers.

High Income Fund and Investment Grade Income Fund each may invest in dollar-denominated securities whose value is linked to the value of foreign currencies, and High Income Fund may invest in non-U.S. dollar-denominated securities. Accordingly, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by the Fund. In addition, some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect the Fund.

The costs attributable to foreign investing that High Income Fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of securities in foreign countries exceed custodian costs related to domestic securities.

High Income Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for specific contemplated transactions. The Fund might also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to contemplated transactions or with respect to portfolio positions. For example, when Mitchell Hutchins anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of its securities denominated in that currency.

High Income Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Mitchell Hutchins anticipates there will be a correlation between the two and may use forward currency contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

relationship between the U.S. dollar and foreign currencies.

High Income Fund may also write covered put and call options and purchase put and call options on foreign currencies to hedge against movements in currency exchange rates. The risks of these hedging strategies are similar to those of the other hedging strategies in which the Fund may engage, as described under 'Hedging and Related Income Strategies.' See the Statement of Additional Information for more information on currency hedging strategies.

HEDGING AND RELATED INCOME STRATEGIES. Each Fund may use options (both exchange-traded and over-the-counter ('OTC'), futures contracts and interest rate protection transactions to attempt to enhance income and to reduce the overall risk of its investments (hedge). Hedging strategies may be used in an attempt to manage a Fund's average duration and other risks of its investments, which can affect fluctuations in the Fund's net asset value. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The use of options and futures solely to enhance income may be considered a form of speculation. Appendix C to this Prospectus describes the hedging instruments that the Funds may use, and the Statement of Additional Information contains further information on these strategies.

Each Fund may write (sell) covered call and put options, buy call and put options, buy and sell interest rate futures contracts and buy call or put options or write covered call options on such futures contracts. In addition, Low Duration Income Fund may buy and sell debt security index futures contracts. Each Fund may enter into options and futures contracts under which the full value of its portfolio is at risk. Under normal circumstances, however, a Fund's use of these instruments will place at risk a much smaller portion of its assets.

The Funds may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors, to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or PIMCO to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. A Fund would use these transactions as a hedge and not as a speculative investment.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If Mitchell Hutchins or PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for a Fund, the Fund would be in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Funds' securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain 'cover' or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or to liquidate its hedged position.

DERIVATIVES. Some of the instruments described above may be referred to as 'derivatives,' because their value depends on (or 'derives' from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, interest rate protection con-

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

tracts and similar instruments that may be used in hedging and related income strategies. There is only limited consensus as to what constitutes a 'derivative' security. However, in Mitchell Hutchins' and PIMCO's view, derivatives also include 'stripped' securities, such as CATS and TIGRs, specially structured types of mortgage-and asset-backed securities, such as IOs, POs and inverse floaters, and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative may pose its own special risks. Mitchell Hutchins and PIMCO take these risks into account in their management of the Funds.

DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS. U.S. Government Income Fund and Low Duration Income Fund each may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

U.S. Government Income Fund and Low
Duration Income Fund each may also enter into reverse repurchase agreements in which the Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed-upon date and price. The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The dollar rolls and reverse repurchase agreements entered into by U.S. Government Income Fund and Low Duration Income Fund normally will be arbitrage transactions in which the Fund will maintain an offsetting position in securities or repurchase agreements that mature on or before the settlement date on the related dollar roll or reverse repurchase agreement. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, because such securities or repurchase agreements will mature on or before the settlement date on the related dollar roll or reverse repurchase agreement, Mitchell Hutchins and PIMCO believe that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

Dollar rolls and reverse repurchase agreements will be considered to be borrowings and, accordingly, will be subject to each Fund's limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of each Fund's total assets. The Funds will not enter into dollar rolls or reverse repurchase agreements, other than in arbitrage transactions as described above, in an aggregate amount in excess of 5% of each Fund's total assets. The Funds have no present intention to enter into dollar rolls other than in such arbi-

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

trage transactions, and have no present intention to enter into reverse repurchase agreements other than in such arbitrage transactions or for temporary or emergency purposes. Each Fund may borrow money for temporary or emergency purposes, but not in excess of an additional 5% of its total assets.

REPURCHASE AGREEMENTS. Each Fund may use repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or PIMCO to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase debt securities, including mortgage- and asset-backed securities, on a 'when-issued' basis or may purchase or sell securities for 'delayed delivery.' In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund generally would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counter party to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

ILLIQUID SECURITIES. Each Fund may invest up to 10% (15% for Low Duration Income Fund) of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Under current guidelines of the staff of the SEC, IOs and POs are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins has determined that they are liquid pursuant to guidelines established by the Trust's board of trustees. Illiquid securities also are considered to include, among other things, written OTC options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than 'Rule 144A' securities that Mitchell Hutchins or PIMCO has determined to be liquid under procedures approved by the Trust's board of trustees).

Rule 144A establishes a 'safe harbor' from the requirements of the Securities Act of 1933 ('1933 Act'). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

A Fund may not be able to sell illiquid securities when Mitchell Hutchins or PIMCO considers it desirable to do so or may have to sell such

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities.

LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33- 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering the securities.

DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept 'term to maturity.' Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins or PIMCO, as applicable, in portfolio selection for the Funds. Traditionally, a debt security's 'term to maturity' has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the 'interest rate risk' or 'volatility' of the security). However, 'term to maturity' measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled to be made or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions (backed by a segregated account of cash and liquid securities) will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins and PIMCO will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Duration allows Mitchell Hutchins or PIMCO to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Fund's portfolio. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of three years generally will decrease in

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

value by approximately 3%. Accordingly, if Mitchell Hutchins or PIMCO calculates the duration of the Fund's portfolio as being three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a Fund's portfolio may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

PORTFOLIO TURNOVER. Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or PIMCO deems portfolio changes appropriate. A higher turnover rate for a particular Fund (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, and may increase the potential for short-term capital gains.

OTHER INVESTMENT POLICIES. Each Fund may hold up to 35% of its total assets in cash or money market instruments for liquidity purposes or pending investment. In addition, when Mitchell Hutchins or PIMCO believes unusual circumstances warrant a defensive position, each Fund temporarily may commit all or any portion of its assets to cash or money market instruments. Such instruments may include obligations of the U.S. government, its agencies or instrumentalities, commercial paper rated at least A-1 by S&P or P-1 by Moody's (Low Duration Income Fund and Investment Grade Income Fund) or without regard to rating (High Income Fund), bank certificates of deposit, bankers' acceptances and repurchase agreements secured by any of the foregoing. The money market investments of U.S. Government Income Fund are limited to obligations of the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations. The Funds may also engage in short sales of securities 'against the box' to defer realization of gains or losses for tax purposes.

Investment Grade Income Fund and High Income Fund each may enter into reverse repurchase agreements with banks and dealers and may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets. Investment Grade Income Fund and High Income Fund each may invest up to 5% of its net assets in participations in, or assignments of, all or a portion of secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation and one or more financial institutions.

New types of mortgage- and asset-backed securities, derivative securities, hedging instruments and risk management techniques are developed and marketed from time to time. Each Fund may invest in these securities and instruments and use these techniques to the extent consistent with its investment objective and limitations and with regulatory and tax considerations.

--------------------------------------------------------------------------------
                                   PURCHASES
--------------------------------------------------------------------------------

Class Y shares are sold to eligible investors at the net asset value next determined (see 'Valuation of Shares') after the purchase order is received at the New York City offices of PaineWebber Incorporated ('PaineWebber') or, with respect to U.S. Government Income Fund, for purchases by

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

the trustee of the PW SIP, by the Fund's transfer agent ('Transfer Agent'). No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to rule 12b-1 distribution or service fees. The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Class Y shares for a period of time. Mitchell Hutchins, the distributor of the Fund's Class Y shares, has appointed PaineWebber to serve as the exclusive dealer for the sale of those shares.

The following investors are eligible to buy Class Y shares:

 a participant in INSIGHT when Class Y shares are purchased through that program;

 an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible PricingSM System;

 an employee benefit plan qualified under section 401 (including a salary reduction plan qualified under section 401(k)) or 403(b) of the Internal Revenue Code that has either

   5,000 or more eligible employees or

   $50 million or more in assets; and

 an investment company advised by PaineWebber or an affiliate of PaineWebber.

PURCHASES BY INSIGHT PARTICIPANTS. An investor who purchases $50,000 or more of shares of the mutual funds that are available to INSIGHT participants (which include the PaineWebber mutual funds in the Flexible Pricing Systemsm and certain other specified mutual funds) may take part in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, monitoring of investment performance and comprehensive quarterly reports that cover market trends, portfolio summaries and personalized account information.

Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.50% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT investment advisory services and program administration fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber accounts (by the automatic redemption of money market fund shares) or, if a qualified plan, invoiced.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available to INSIGHT participants or for other INSIGHT information.

PURCHASES BY THE TRUSTEE OF THE PW SIP. Class Y shares of U.S. Government Income Fund also are offered for sale to the trustee of the PW SIP, a defined contribution plan sponsored by Paine Webber Group Inc. ('PW Group'). The trustee of the PW SIP purchases Class Y shares to implement the investment choices of individual plan participants with respect to their PW SIP contributions. Individual plan participants should consult the Plan Information Statement and Summary Plan Description of the PW SIP (collectively, 'Plan Documents') for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the PaineWebber Incorporated Benefits Department, 10th Floor, 1000 Harbor Boulevard, Weehawken, New Jersey 07087 (telephone 1-201-902-4444).

As described in the Plan Documents, the average net asset value per share at which Class Y shares of U.S. Government Income Fund are purchased by the trustee of the PW SIP for the accounts of individual participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW SIP.

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

ACQUISITION OF CLASS Y SHARES BY OTHERS. Each Fund is authorized to offer Class Y shares to other employee benefit and retirement plans of PW Group and its affiliates and certain other investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants and the PW SIP are the only purchasers in these categories.

--------------------------------------------------------------------------------
                                  REDEMPTIONS
--------------------------------------------------------------------------------

Class Y shares may be redeemed at their net asset value and redemption proceeds will be paid after receipt of a redemption request, as described below.

REDEMPTIONS THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As each Fund's agent, PaineWebber may honor a redemption request by repurchasing Class Y shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices. A 'Business Day' is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ('NYSE') is open for business.

PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

REDEMPTION THROUGH THE TRANSFER AGENT. Shareholders also may redeem Class Y shares through each Fund's transfer agent, PFPC Inc. Shareholders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in 'good order,' and redemption proceeds will be paid within seven days of the receipt of the request. 'Good order' means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange and (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations. Shareholders are responsible for ensuring that a request for redemption is received in 'good order.'

REDEMPTIONS FOR PARTICIPANTS IN THE PW SIP. The trustee of the PW SIP redeems Class Y shares of U.S. Government Income Fund to implement the investment choices of individual plan participants with respect to their PW SIP contributions, as described in the Plan Documents referenced under 'Purchases' above. As described in the Plan Documents, the average net asset value per share at which Class Y shares are redeemed by the trustee of the PW SIP might be more or less than the net asset value per share prevailing at

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                               Prospectus Page 19


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

the time that such participants made their investment choices.

ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder (other than a participant in the PW SIP) may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, it reserves the right to redeem all Fund shares in any shareholder account having a net asset value below the lesser of $500 or the current minimum for initial purchases. If a Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to the minimum required level or more within 60 days of the notice. A Fund will not redeem accounts that fall below the minimum required level solely as a result of a reduction in net asset value per share.

--------------------------------------------------------------------------------
                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS. Dividends from each Fund's net investment income are declared daily and paid monthly on or about the 15th day of each month. Net investment income includes accrued interest and discount, less amortization of premium and accrued expenses. High Income Fund may, but is not required to, distribute with any dividend all or a portion of any net realized gains from foreign currency transactions.

Substantially all of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, are distributed annually. A Fund may make additional distributions if necessary to avoid a 4% excise tax on undistributed income and capital gain. While High Income Fund will not declare any dividend in excess of the amount of net investment income and net realized gains from foreign currency transactions available for distribution at the time of declaration, it is possible that net losses from foreign currency transactions after that time could convert a portion of such a dividend to a non-taxable return of capital.

PW SIP PARTICIPANTS: Dividends and other distributions are paid in additional U.S. Government Income Fund Class Y shares at net asset value unless the Transfer Agent is instructed otherwise.

OTHER CLASS Y SHAREHOLDERS: Dividends and other distributions are paid in additional Class Y shares at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or correspondent firms.

TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for High Income Fund, net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

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                               Prospectus Page 20


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year.

PW SIP PARTICIPANTS. Qualified profit-sharing plans such as the PW SIP pay no federal income tax. Individual participants in the PW SIP should consult the Plan Documents and their own tax advisers for information on the tax consequences associated with participating in the PW SIP.

OTHER CLASS Y SHAREHOLDERS: Dividends from a Fund's investment company taxable income (whether paid in cash or in additional shares) generally are taxable to its shareholders as ordinary income. Distributions of a Fund's net capital gain (whether paid in cash or in additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

A redemption of shares of a Fund may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if shares of a Fund are purchased within 30 days before or after redeeming other Fund shares at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly acquired shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                              VALUATION OF SHARES
--------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. Net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. Investments of High Income Fund denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be recognized that judgment plays a greater role in valuing lower rated debt securities in which High Income Fund and Investment Grade Income Fund may invest, because there is less reliable, objective data available.

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                               Prospectus Page 21


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management. Mitchell Hutchins, investment adviser and administrator of each Fund, supervises all aspects of each Fund's operations, and makes and implements all investment decisions for U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund. Mitchell Hutchins receives a monthly fee for these services at the annual rate of 0.50% of each Fund's average daily net assets.

PIMCO, as sub-adviser for Low Duration Income Fund, makes and implements all investment decisions for that Fund. Under the sub-advisory contract, Mitchell Hutchins (not the Fund) pays PIMCO a fee for its services as sub-adviser at the annual rate of 0.25% of the Fund's average daily net assets.

Each Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Transfer Agent. The Funds incur other expenses, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of their shares, taxes and governmental fees, fees and expenses of the trustees, costs of obtaining insurance, expenses of printing distributed shareholder materials, and extraordinary expenses including costs or losses in any litigation. For the fiscal year ended November 30, 1995, U.S. Government Income Fund's expenses for its Class Y shares, stated as a percentage of average net assets, was 0.71%. For the fiscal period from October 20, 1995 (commencement of offering) to November 30, 1995, Low Duration Income Fund's expenses for its Class Y shares, stated as a percentage of average net assets and annualized, was 0.99%.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by PW Group, the sponsor of the PW SIP and a publicly owned financial services holding company. At June 30, 1996, Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 65 separate portfolios and aggregate assets of over $30 billion.

PIMCO is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary of PIMCO Advisors L.P., a publicly held investment advisory firm. As of June 30, 1996, PIMCO had approximately $80 billion in assets under management and was adviser or sub-adviser of investment companies with 60 portfolios and aggregate assets of approximately $25 billion.

Nirmal Singh and Craig M. Varrelman have been responsible for the day-to-day management of U.S. Government Income Fund's portfolio since December 1994. Mr. Singh and Mr. Varrelman are both first vice presidents of Mitchell Hutchins. Prior to joining Mitchell Hutchins in September 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team. From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988.

William C. Powers, a Managing Director of PIMCO, is responsible for the day-to-day management of Low Duration Income Fund's portfolio. Mr. Powers has participated in the management of the portfolio since PIMCO assumed sub-advisory responsibilities for the Fund in October 1994. Since 1991, Mr. Powers has been a senior

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                               Prospectus Page 22


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

member of the fixed income portfolio management group of PIMCO. He was previously associated with Salomon Brothers Inc and Bear Stearns as a Senior Managing Director.

James F. Keegan and Julieanna Berry are responsible for the day-to-day management of Investment Grade Income Fund's portfolio. Mr.
Keegan is a senior vice president of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was the director of fixed income strategy and research of Merrion Group, L.P. From 1987 to 1994, he was a vice president of global investment management of Bankers Trust Company. Mrs. Berry is a vice president of Mitchell Hutchins and has been employed as a portfolio manager since 1989. Mrs. Berry has held her fund responsibilities since June 1995.

Thomas J. Libassi has been responsible for the day-to-day management of High Income Fund's portfolio since May 1994. Mr. Libassi is a senior vice president of Mitchell Hutchins. Prior to May 1994, Mr. Libassi was a vice president of Keystone Custodian Funds Inc. with portfolio management responsibility for approximately $900 million in assets primarily invested in high yield debt securities.

Other members of Mitchell Hutchins' domestic fixed income and high yield groups provide input on market outlook, interest rate factors and other considerations pertaining to fixed income investments for U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund.

Mitchell Hutchins and PIMCO personnel may engage in securities transactions for their own accounts pursuant to codes of ethics which establish procedures for personal investing and restrict certain transactions.

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Each Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.

Each Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods than those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

Each Fund also may advertise its yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Class Y share, expressed as an annualized percentage of the net asset value per share at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

Total return and yield information reflect past performance and do not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.

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                               Prospectus Page 23


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION. PaineWebber Managed Investments Trust is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. In addition to the Funds, one other series has been authorized.

The shares of beneficial interest of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund. Class A, B and C differ as follows:
(1) each class has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares generally are subject to an initial sales charge, (3) Class B shares bear ongoing distribution fees, may be subject to a contingent deferred sales charge upon most redemptions and will automatically convert to Class A shares approximately six years after issuance, (4) Class C shares are not subject to an initial sales charge, but are subject to a contingent deferred sales charge if redeemed within one year of purchase, bear ongoing distribution fees and do not convert into another class and (5) each class may bear differing amounts of certain Class-specific expenses. Class Y shares are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees.

The different sales charges and other expenses applicable to the different classes of each Fund's shares may affect the performance of those classes. More information concerning the other classes of shares of the Funds may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1568.

The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees of the Trust holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of a Fund has equal voting rights, except as noted above. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the four classes, these dividends and proceeds are likely to be lower for the other classes than for the Class Y shares. The shares of each Fund will be voted separately except when an aggregate vote of all series is required by the Investment Company Act of 1940 ('1940 Act').

To avoid additional operating costs and for investor convenience, share certificates are not issued. Ownership of shares of each Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 is custodian of each Fund's assets and employs foreign sub-custodians approved by the Trust's board of trustees in accordance with the applicable requirements of the 1940 Act, to provide custody of High Income Fund's foreign assets. PFPC Inc.,

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                               Prospectus Page 24


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

a subsidiary of PNC Bank, National Association, whose principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809, is each Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of shares of the Funds. PaineWebber clients receive statements at least quarterly that report their activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders also receive audited annual and semi-annual financial statements. The PW SIP receives confirmations of purchases and redemptions of shares of the U.S. Government Income Fund and quarterly statements from the Transfer Agent. The PW SIP also receives audited annual and unaudited semi-annual financial statements of the U.S. Government Income Fund. PW SIP participants receive periodic information, including quarterly statements, about their plan participation from the PW SIP plan administrator.

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                               Prospectus Page 25


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

--------------------------------------------------------------------------------
                                   APPENDIX A
                           MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES

The U.S. government securities in which U.S. Government Income Fund, Low Duration Income Fund and Investment Grade Income Fund may invest include mortgage-backed securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. While these mortgage-backed securities may be guaranteed as to payment of interest and principal, they are not guaranteed as to market value. Other mortgage-backed securities in which the Funds may invest will be issued by Private Mortgage Lenders. Such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Funds expect to invest in those new types of mortgage-backed securities that Mitchell Hutchins or PIMCO believes may assist the Funds in achieving their investment objective. Similarly, the Funds may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ('Ginnie Mae certificates') that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are 'passed through' to certificateholders such as the Funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as 'conventional mortgage loans' or 'conventional loans') through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ('Fannie Mae certificates'), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ('PCs') and guaranteed mortgage certificates ('GMCs'). Each PC represents a pro rata share of all interest and principal payments made

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                               Prospectus Page 26


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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

PRIVATE, RTC AND SIMILAR MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ('CMOs') issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See
' -- Types of Credit Enhancement.' These credit enhancements do not protect investors from changes in market value.

The Resolution Trust Corporation ('RTC'), which was organized by the U.S. government in connection with the savings and loan crisis, held assets of failed savings associations as either a conservator or receiver for such associations, or it acquired such assets in its corporate capacity. These assets included, among other things, single family and multifamily mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC established a vehicle registered with the SEC through which it sold mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC held or acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE
PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called 'Mortgage Assets'). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a 'tranche,' is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES. ARM mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as 'ARMs'). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and Floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities.

TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories; (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security.

Examples of credit enhancement arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'spread accounts' or 'reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

--------------------------------------------------------------------------------
                                   APPENDIX B
                                    RATINGS
--------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation; BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS ( - ): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: 'NR' indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does nor rate a particular type of obligation as matter of policy.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1. Issues assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3. Issuers assigned this rating have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety; A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation; A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

not as high as for issues designated A-1; A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities; C. This rating is assigned to short-term debt obligations with a doubtful capacity for payment; D. This rating indicates that the issue is either in default or is expected to be in default upon maturity.

--------------------------------------------------------------------------------
                                   APPENDIX C
--------------------------------------------------------------------------------

The following are descriptions of instruments that one or more of the Funds may use:

OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON INDICES OF DEBT SECURITIES. An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payment and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

DEBT SECURITY INDEX FUTURES CONTRACTS. A debt security index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of debt security called for in the contract at a specified future time and at a specified price. Although interest rate futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call

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                                  PAINEWEBBER
    U.S. GOVERNMENT INCOME FUND     LOW DURATION U.S. GOVERNMENT INCOME FUND
                INVESTMENT GRADE INCOME FUND    HIGH INCOME FUND

and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

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                         ------------------------------

                    PaineWebber U.S. Government Income Fund
                    PaineWebber Low Duration U.S. Government
                                  Income Fund
                    PaineWebber Investment Grade Income Fund
                          PaineWebber High Income Fund
                                 Class Y Shares
           PROSPECTUS  --  AUGUST 2, 1996, AS REVISED OCTOBER 9, 1996
--------------------------------------------------------------------------------

    PAINEWEBBER BOND FUNDS                         PAINEWEBBER STOCK FUNDS
    High Income Fund                               Capital Appreciation Fund
    Investment Grade Income Fund                   Financial Services Growth Fund
    Low Duration U.S. Government                   Growth Fund
      Income Fund                                  Growth and Income Fund
    Strategic Income Fund                          Small Cap Value Fund
    U.S. Government Income Fund                    Utility Income Fund
    PAINEWEBBER TAX-FREE BOND FUNDS                PAINEWEBBER GLOBAL FUNDS
    California Tax-Free Income Fund                Emerging Markets Equity Fund
    Municipal High Income Fund                     Global Equity Fund
    National Tax-Free Income Fund                  Global Income Fund
    New York Tax-Free Income Fund                  PAINEWEBBER MONEY MARKET FUND
    PAINEWEBBER ASSET ALLOCATION
    FUNDS
    Balanced Fund
    Tactical Allocation Fund

           NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

           A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important that you have all the information you need to make a sound investment decision.

           'c' 1996 PaineWebber Incorporated
                                ----------------
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
                    PAINEWEBBER U.S. GOVERNMENT INCOME FUND
                    PAINEWEBBER LOW DURATION U.S. GOVERNMENT
                                  INCOME FUND
                    PAINEWEBBER INVESTMENT GRADE INCOME FUND
                          PAINEWEBBER HIGH INCOME FUND
                                 CLASS Y SHARES
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     The four Funds named above (each a 'Fund') are diversified series of PaineWebber Managed Investments Trust ('Trust'), a professionally managed mutual fund. PaineWebber U.S. Government Income Fund ('U.S. Government Income Fund') seeks to provide high current income consistent with the preservation of capital and liquidity and invests primarily in U.S. government securities. PaineWebber Low Duration U.S. Government Income Fund ('Low Duration Income Fund') seeks the highest level of current income consistent with the preservation of capital and low volatility of net asset value; it invests primarily in U.S. government securities and seeks to limit the volatility of its net asset value per share by maintaining, under normal circumstances, an overall portfolio duration of from one to three years. PaineWebber Investment Grade Income Fund ('Investment Grade Income Fund') seeks to provide high current income consistent with the preservation of capital and liquidity; it invests primarily in investment grade corporate bonds and other fixed income securities. PaineWebber High Income Fund ('High Income Fund') seeks to provide the highest level of current income available without undue risk; it invests primarily in high risk, high yielding medium and lower quality corporate bonds. The Funds' investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as exclusive dealer for the sale of Fund shares. Pacific Investment Management Company ('PIMCO') serves as investment sub-adviser for Low Duration Income Fund. The Class Y shares described in this Statement of Additional Information are currently offered for sale only to limited groups of investors. The Class Y shares of U.S. Government Income Fund also are offered for sale to the trustee of the PaineWebber Savings Investment Plan acting on behalf of that Plan. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated August 2, 1996, as revised October 9, 1996. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. Participants in the PaineWebber Savings Investment Plan may obtain a copy of the Prospectus by contacting the PaineWebber Incorporated Benefits Department, 1000 Harbor Boulevard, 10th Floor, Weehawken, New Jersey 07087 or by calling 1-201-902-4444. This Statement of Additional Information is dated August 2, 1996, as revised October 9, 1996.


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                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the investment policies and limitations of the Funds.

     YIELD FACTORS AND RATINGS. Standard & Poor's, a division of The McGraw Hill Companies, Inc. ('S&P'), Moody's Investors Service, Inc. ('Moody's') and other nationally recognized statistical rating organizations ('NRSROs') are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to debt obligations by S&P and Moody's is included in Appendix B to the Prospectus. The process by which S&P and Moody's determine ratings for mortgage- and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Not even the highest such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

     A Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by any Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Fund.

     In addition  to  ratings  assigned  to  individual  bond  issues,  Mitchell
Hutchins or PIMCO, as applicable, will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on debt securities, including mortgage- and asset-backed securities in which the Funds invest, are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its credit rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

     SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and

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
decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of a Fund.

     U.S. Government Income Fund, Low Duration Income Fund and Investment Grade Income Fund each may invest in adjustable rate mortgage ('ARM') and floating rate mortgage-backed securities. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the

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
borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ('negative amortization'), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

     The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index ('COFI'), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

     Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

     ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to 'lock-in' at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

     CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinate to comparable nonconvertible securities. While no securities investment is without some risk, investment in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock

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
since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its 'investment value' (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its 'conversion value' (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     Investment Grade Income Fund has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets (15% for Low Duration Income Fund) in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, purchased over-the-counter ('OTC') options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins or PIMCO has determined are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by the Funds will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Funds may repurchase any OTC options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ('1933 Act'). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration.

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
Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

     The Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or PIMCO, pursuant to guidelines approved by the board. Mitchell Hutchins and PIMCO take into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins or PIMCO monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board of trustees.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by a Fund upon their acquisition is accrued as interest and included in the Fund's net investment income.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Fund if the other party to a repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or PIMCO to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins or PIMCO reviews and monitors the creditworthiness of those institutions under the board's general supervision.

     REVERSE REPURCHASE AGREEMENTS. As stated in the Prospectus, each Fund each may enter into reverse repurchase agreements with banks and securities dealers. Such agreements involve the sale of

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
securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, a Fund's custodian segregates assets to cover the amount of the Fund's obligations under the reverse repurchase agreement. See 'Investment Policies and Restrictions -- Segregated Accounts.'

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, each Fund may purchase securities on a 'when-issued' or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund agrees to purchase securities on a when-issued basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions -- Segregated Accounts.' The Funds purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or PIMCO deems it advantageous to do so, which may result in capital gain or loss to a Fund.

     FOREIGN SECURITIES. Investment Grade Income Fund may invest up to 20% of its net assets in U.S. dollar-denominated securities of foreign issuers or foreign branches of U.S. banks that are traded in the U.S. securities markets, or in U.S. dollar-denominated securities the value of which is linked to the value of foreign currencies. High Income Fund may invest up to 35% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. An investment in these Funds may involve risks relating to political, social and economic developments abroad as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, confiscatory taxation, withholding taxes, political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. To the extent these Funds invest in foreign securities, the securities may not be registered with the Securities and Exchange Commission ('SEC'), nor the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts. Foreign securities trading practices, including those involving securities settlement where High Income Fund assets may be released prior to receipt of payment, may expose that Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

     If the value of foreign currency rises against the value of the U.S. dollar, the value of Fund assets denominated in that currency or linked to that currency will increase; correspondingly, if the value of a foreign currency declines against the value of the U.S. dollar, the value of Fund assets denominated in that currency or linked to that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions.

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
     The costs attributable to foreign investing borne by High Income Fund frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

     LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. Investment Grade Income Fund and High Income Fund each may invest up to 5% of its net assets in secured or unsecured fixed or floating rate loans ('Loans') arranged through private negotiations between a borrowing corporation and one or more financial institutions ('Lenders'). The Fund's investments in Loans are expected in most instances to be in the form of participations ('Participations') in Loans and assignments ('Assignments') of all or a portion of Loans from third parties. Participations typically result in a Fund's having a contractural relationship only with the Lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by Mitchell Hutchins to be creditworthy.

     When a Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees

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
and assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     Assignments and Participations are generally not registered under the 1933 Act and thus are subject to each Fund's limitation on investment in illiquid securities. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including dollar rolls, reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under 'Hedging and Related Income Strategies,' segregated accounts may also be required in connection with certain transactions involving options or futures contracts or interest rate protection transactions.

INVESTMENT LIMITATIONS OF THE FUNDS.

     FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the Funds' investment limitations, restrictions or investment policies.

     Each Fund will not:

          (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

          The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

          (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and except that U.S. Government Income Fund and Low Duration Income Fund, under normal circumstances, each will invest 25% or more of its total assets in mortgage- and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation.

          (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ('1940 Act') and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

          (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

          (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          NON-FUNDAMENTAL LIMITATIONS: The following investment restrictions, which apply to each Fund, are not fundamental and may be changed by the Trust's board of trustees without shareholder approval.

          Each Fund will not:

          (1) purchase or retain the securities of any issuer if the officers and trustees of the Trust and the officers and directors of Mitchell Hutchins (and, for Low Duration Income Fund, PIMCO) (each owning beneficially as principal for its own account more than 0.5% of the outstanding securities of the issuer) beneficially so own in the aggregate more than 5% of the securities of the issuer.

          (2) purchase any security (for Low Duration Income Fund, any security other than mortgage- and asset-backed securities) if as a result more than 5% of the value of the Fund's assets would be invested in securities of companies that, together with any predecessors, have been in continuous operation for less then three years.

          (3) invest more than 10% (for Low Duration Income Fund, 15%) of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

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
          (4) make investments in warrants if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange, Inc. ('NYSE') or the American Stock Exchange, Inc., provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to or sold as a unit with other securities.

          (5) invest in real estate limited partnerships.

          (6) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

          (7) change its investment policies to permit the Fund to invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins or PIMCO to be of comparable quality without giving at least 30 days' advance notice to shareholders, except that this restriction does not apply to High Income Fund.

          (8) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (9) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (10) invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition.

          (11) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                     HEDGING AND RELATED INCOME STRATEGIES

     GENERAL DESCRIPTION OF HEDGING STRATEGIES. As discussed in the Prospectus, Mitchell Hutchins or PIMCO may use a variety of financial instruments ('Hedging Instruments'), including certain options, futures contracts (sometimes referred to as 'futures') and options on futures contracts, to attempt to hedge a Fund's portfolio and to enhance income. Mitchell Hutchins or PIMCO also may attempt to hedge a Fund's portfolio through the use of interest rate protection transactions. The particular Hedging Instruments are described in Appendix C to the Prospectus.

     Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Each Fund may purchase and write (sell) covered straddles on securities or indices of debt securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. A Fund might enter into a long straddle when Mitchell Hutchins or PIMCO believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A Fund might enter into a short straddle when Mitchell Hutchins or PIMCO believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Hedging Instruments is subject to applicable regulations of the Securities and Exchange Commission ('SEC'), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ('CFTC') and various state regulatory authorities. In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See 'Taxes.'

     In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins and PIMCO expect to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins and PIMCO develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins or PIMCO may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL  RISKS  OF  HEDGING STRATEGIES.    The use  of  Hedging Instruments
involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

          (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' or PIMCO's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins and PIMCO are experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins or PIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

          (4) As described below, a Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Fund.

     COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or (2) cash, receivables and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. Each Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities and, for High Income Fund, foreign currencies, in which it is authorized to invest. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. In addition, writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. The securities or other assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under 'Investment Policies and Restrictions -- Illiquid Securities.'

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.
Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Funds may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     A Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

     GUIDELINES  FOR OPTIONS.   Each  Fund's use of  options is  governed by the
following guidelines which can be changed by the Trust's board of trustees without shareholder vote:

          1. The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options purchased by the Fund, does not exceed 5% of the Fund's total assets.

          2. The aggregate value of securities underlying put options written by the Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

          3. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

     FUTURES. Each Fund may purchase and sell interest rate futures contracts and Low Duration Income Fund may purchase and sell debt security index futures contracts. Each Fund also may purchase put and call options, and write covered put and call options, on the futures contracts it is allowed to purchase and sell. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices.

     Futures strategies also can be used to manage the average duration of a Fund's portfolio. If Mitchell Hutchins or PIMCO wishes to shorten the average duration of a Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins or PIMCO wishes to lengthen the average duration of a Fund, the Fund may buy a futures contract or a call option thereon or sell a put option thereon.

     Each Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value.

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
Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the future position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

     GUIDELINES FOR FUTURES AND RELATED OPTIONS. Each Fund's use of futures and related options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

          1. To the extent the Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of the Fund's net assets.

          2. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

          3. The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

     FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. High Income Fund may use options on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which that Fund's securities are denominated. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     High Income Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, High Income Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

     Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, High Income Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     FOREIGN CURRENCY CONTRACTS. High Income Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges -- for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency transactions may also serve as short hedges -- for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     As noted above, High Income Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have positive correlation to the value of the currency being hedged. In addition, the Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Mitchell Hutchins believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as 'cross hedging.' Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to High Income Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that High Income Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, High Income Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. High Income Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains appropriate assets in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

     INTEREST RATE PROTECTION TRANSACTIONS. Each Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the 'notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period. Each Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

     Each Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins, PIMCO and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in 'Investment Policies and Restrictions -- Segregated Accounts.' Each Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

     A Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or PIMCO to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly they are less liquid than swaps.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

     The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                             POSITION                       BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE                      WITH TRUST                       OTHER DIRECTORSHIPS
-------------------------------------   -------------------  ---------------------------------------------------
Margo N. Alexander**; 49                Trustee and          Mrs.  Alexander  is   president,  chief   executive
                                        President              officer  and  a  director  of  Mitchell  Hutchins
                                                               (since January 1995) and  also an executive  vice
                                                               president  and  a director  of  PaineWebber. Mrs.
                                                               Alexander is president and a director or  trustee
                                                               of  30  investment companies  for  which Mitchell
                                                               Hutchins  or  PaineWebber  serves  as  investment
                                                               adviser.
Richard Q. Armstrong; 61                Trustee              Mr.  Armstrong  is  chairman and  principal  of RQA
78 West Brother Drive                                          Enterprises (management  consulting firm)  (since
Greenwich, CT 06830                                            April  1991 and principal  occupation since March
                                                               1995). Mr. Armstrong is also a director of Hi  Lo
                                                               Automotive,  Inc. He  was chairman  of the board,
                                                               chief   executive   officer   and   co-owner   of
                                                               Adirondack Beverages (producer and distributor of
                                                               soft  drinks and sparkling/still waters) (October
                                                               1993-March 1995). Mr. Armstrong was a partner  of
                                                               the  New  England  Consulting  Group  (management
                                                               consulting firm) (December 1992-September  1993).
                                                               He was managing director of LMVH U.S. Corporation
                                                               (U.S.  subsidiary  of  the  French  luxury  goods
                                                               conglomerate,   Luis   Vuitton   Moet   Hennessey
                                                               Corporation) (1987-1991) and chairman of its wine
                                                               and  spirits  subsidiary, Schieffelin  & Somerset
                                                               Company (1987-1991). Mr. Armstrong is a  director
                                                               or  trustee of 29  investment companies for which
                                                               Mitchell  Hutchins  or   PaineWebber  serves   as
                                                               investment adviser.
E. Garrett Bewkes, Jr.**; 69            Trustee and          Mr. Bewkes is a director of Paine Webber Group Inc.
                                        Chairman of the        ('PW  Group') (holding company of PaineWebber and
                                        Board of Trustees      Mitchell Hutchins).  Prior to  December 1995,  he
                                                               was  a consultant to PW  Group. Prior to 1988, he
                                                               was chairman of  the board,  president and  chief
                                                               executive  officer of  American Bakeries Company.
                                                               Mr. Bewkes  is  also  a  director  of  Interstate
                                                               Bakeries  Corporation and  NaPro BioTherapeutics,
                                                               Inc. and a director  or trustee of 30  investment
                                                               companies   for   which   Mitchell   Hutchins  or
                                                               PaineWebber serves as investment adviser.

                                             POSITION                       BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE                      WITH TRUST                       OTHER DIRECTORSHIPS
-------------------------------------   -------------------  ---------------------------------------------------
Richard R. Burt; 49                     Trustee              Mr.  Burt  is  chairman  of  International   Equity
1101 Connecticut Avenue, N.W.                                  Partners   (international  investments  and  con-
Washington, D.C. 20036                                         sulting firm) (since March 1994) and a partner of
                                                               McKinsey & Company  (management consulting  firm)
                                                               (since  1991). He is also  a director of American
                                                               Publishing Company. He  was the chief  negotiator
                                                               in  the Strategic  Arms Reduction  Talks with the
                                                               former Soviet  Union  (1989-1991)  and  the  U.S.
                                                               Ambassador  to  the Federal  Republic  of Germany
                                                               (1985-1989). Mr. Burt is a director or trustee of
                                                               29  investment  companies   for  which   Mitchell
                                                               Hutchins  or  PaineWebber  serves  as  investment
                                                               adviser.
Mary C. Farrell**; 46                   Trustee              Ms.  Farrell   is  a   managing  director,   senior
                                                               investment   strategist   and   member   of   the
                                                               Investment Policy Committee  of PaineWebber.  Ms.
                                                               Farrell  joined  PaineWebber  in 1982.  She  is a
                                                               member of the  Financial Women's Association  and
                                                               Women's  Economic Roundtable and is employed as a
                                                               regular panelist on Wall  $treet Week with  Louis
                                                               Rukeyser.   She  also  serves  on  the  Board  of
                                                               Overseers of New  York University's Stern  School
                                                               of Business. Ms. Farrell is a director or trustee
                                                               of  29  investment companies  for  which Mitchell
                                                               Hutchins  or  PaineWebber  serves  as  investment
                                                               adviser.
Meyer Feldberg; 54                      Trustee              Dean  Feldberg is Dean  and Professor of Management
Columbia University                                            of the  Graduate  School  of  Business,  Columbia
101 Uris Hall                                                  University.  Prior to  1989, he  was president of
New York, New York 10027                                       the  Illinois  Institute   of  Technology.   Dean
                                                               Feldberg    is   also   a   director   of   AMSCO
                                                               International  Inc.   (medical  instruments   and
                                                               supplies), Federated Department Stores, Inc., and
                                                               New World Communications Group Incorporated. Dean
                                                               Feldberg   is  a   director  or   trustee  of  29
                                                               investment companies for which Mitchell  Hutchins
                                                               or PaineWebber serves as investment adviser.
George W. Gowen; 66                     Trustee              Mr.   Gowen  is  a  partner  in  the  law  firm  of
666 Third Avenue                                               Dunnington, Bartholow  &  Miller.  Prior  to  May
New York, New York 10017                                       1994,  he was a partner in the law firm of Fryer,
                                                               Ross & Gowen.  Mr. Gowen  is also  a director  of
                                                               Columbia  Real  Estate  Investments,  Inc.  and a
                                                               director or  trustee of  29 investment  companies
                                                               for which Mitchell Hutchins or PaineWebber serves
                                                               as investment adviser.

                                             POSITION                       BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE                      WITH TRUST                       OTHER DIRECTORSHIPS
-------------------------------------   -------------------  ---------------------------------------------------
Frederic V. Malek; 59                   Trustee              Mr.  Malek is  chairman of  Thayer Capital Partners
1455 Pennsylvania Avenue, N.W.                                 (investment bank) and a co-chairman and  director
Suite 350                                                      of  CB Commercial Group  Inc. (real estate). From
Washington, D.C. 20004                                         January 1992 to  November 1992,  he was  campaign
                                                               manager of Bush-Quayle '92. From 1990 to 1992, he
                                                               was  vice chairman and, from 1989 to 1990, he was
                                                               president of  Northwest Airlines  Inc., NWA  Inc.
                                                               (holding  company of Northwest Airlines Inc.) and
                                                               Wings Holdings Inc. (holding company of NWA Inc.)
                                                               Prior to 1989,  he was employed  by the  Marriott
                                                               Corporation    (hotels,    restaurants,   airline
                                                               catering and  contract  feeding), where  he  most
                                                               recently  was  an  executive  vice  president and
                                                               president of  Marriott  Hotels and  Resorts.  Mr.
                                                               Malek  is also a  director of American Management
                                                               Systems, Inc. (management consulting and computer
                                                               related  services),  Automatic  Data  Processing,
                                                               Inc.,  Avis,  Inc.  (passenger  car  rental), FPL
                                                               Group,   Inc.   (electric   services),   National
                                                               Education Corporation and Northwest Airlines Inc.
                                                               Mr.   Malek  is  a  director  or  trustee  of  29
                                                               investment companies for which Mitchell  Hutchins
                                                               or PaineWebber serves as investment adviser.
Carl W. Schafer; 60                     Trustee              Mr.  Schafer is  president of  the Atlantic Founda-
P.O. Box 1164                                                  tion  (charitable  foundation  supporting  mainly
Princeton, NJ 08542                                            oceanographic  exploration and research). He also
                                                               is  a   director   of   Roadway   Express,   Inc.
                                                               (trucking),  The Guardian Group  of Mutual Funds,
                                                               Evans Systems, Inc.  (a motor fuels,  convenience
                                                               store  and diversified company), Hidden Lake Gold
                                                               Mines Ltd.  (gold  mining),  Electronic  Clearing
                                                               House,  Inc. (financial transactions processing),
                                                               Wainoco Oil  Corporation  and  Nutraceutix,  Inc.
                                                               (biotechnology).  Prior to  January 1993,  he was
                                                               chairman of the Investment Advisory Committee  of
                                                               the  Howard Hughes Medical Institute. Mr. Schafer
                                                               is a director or trustee of 29 investment  compa-
                                                               nies  for which Mitchell  Hutchins or PaineWebber
                                                               serves as investment adviser.

                                             POSITION                       BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE                      WITH TRUST                       OTHER DIRECTORSHIPS
-------------------------------------   -------------------  ---------------------------------------------------
John R. Torell III; 57                  Trustee              Mr. Torell is chairman  of Torell Management,  Inc.
767 Fifth Avenue                                               (financial advisory firm), chairman of Telesphere
Suite 4605                                                     Corporation  (electronic  provider  of  financial
New York, NY 10153                                             information) and a  partner of  Zilkha &  Company
                                                               (merchant  bank and  private investment company).
                                                               He is  the former  chairman and  chief  executive
                                                               officer   of   Fortune  Bancorp   (1990-1991  and
                                                               1990-1994,  respectively).  He   is  the   former
                                                               chairman,  president and  chief executive officer
                                                               of CalFed,  Inc. (savings  association) (1988  to
                                                               1989)  and the former  president of Manufacturers
                                                               Hanover Corp. (bank) (prior to 1988). Mr.  Torell
                                                               is  also  a  director of  American  Home Products
                                                               Corp., New Colt Inc. (armament manufacturer)  and
                                                               Volt  Information Sciences  Inc. Mr.  Torell is a
                                                               director or  trustee of  29 investment  companies
                                                               for which Mitchell Hutchins or PaineWebber serves
                                                               as investment adviser.
Julieanna Berry; 32                     Vice President       Ms.  Berry  is  a vice  president  and  a portfolio
                                                               manager of Mitchell Hutchins. Ms. Berry is a vice
                                                               president of two  investment companies for  which
                                                               Mitchell   Hutchins  or   PaineWebber  serves  as
                                                               investment adviser.
Teresa M. Boyle; 37                     Vice President       Ms. Boyle is  a first vice  president and  manager-
                                                               advisory  administration  of  Mitchell  Hutchins.
                                                               Prior  to  November  1993,  she  was   compliance
                                                               manager  of Hyperion Capital Management, Inc., an
                                                               investment advisory  firm. Prior  to April  1993,
                                                               Ms.  Boyle was a vice president and manager-legal
                                                               administration of Mitchell Hutchins. Ms. Boyle is
                                                               a vice president of  30 investment companies  for
                                                               which  Mitchell Hutchins or PaineWebber serves as
                                                               investment adviser.
Karen L. Finkel; 38                     Vice President       Mrs.  Finkel  is  a  first  vice  president  and  a
                                                               portfolio  manager  of  Mitchell  Hutchins.  Mrs.
                                                               Finkel is  a  vice president  of  two  investment
                                                               companies  for which Mitchell  Hutchins serves as
                                                               investment adviser.

                                             POSITION                       BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE                      WITH TRUST                       OTHER DIRECTORSHIPS
-------------------------------------   -------------------  ---------------------------------------------------
James F. Keegan; 35                     Vice President       Mr.  Keegan  is  a  senior  vice  president  and  a
                                                               portfolio  manager of Mitchell Hutchins. Prior to
                                                               March 1996,  he  was  director  of  fixed  income
                                                               strategy and research of Merrion Group, L.P. From
                                                               1987  to 1994, he was  a vice president of global
                                                               investment management of  Bankers Trust  Company.
                                                               Mr.  Keegan is a vice president of two investment
                                                               companies  for   which   Mitchell   Hutchins   or
                                                               PaineWebber serves as investment adviser.
Thomas J. Libassi; 37                   Vice President       Mr.  Libassi  is  a  senior  vice  president  and a
                                                               portfolio manager of Mitchell Hutchins. Prior  to
                                                               May  1994, he  was a  vice president  of Keystone
                                                               Custodian Funds  Inc. with  portfolio  management
                                                               responsibility.  Mr. Libassi is  a vice president
                                                               of four investment  companies for which  Mitchell
                                                               Hutchins serves as investment adviser.
C. William Maher; 35                    Vice President and   Mr.  Maher is a  first vice president  and a senior
                                        Assistant Treasurer    manager of the  mutual fund  finance division  of
                                                               Mitchell  Hutchins. Mr. Maher is a vice president
                                                               and  assistant   treasurer   of   30   investment
                                                               companies   for   which   Mitchell   Hutchins  or
                                                               PaineWebber serves as investment adviser.
Dennis McCauley; 49                     Vice President       Mr. McCauley  is  a  managing  director  and  chief
                                                               investment   officer-fixed  income   of  Mitchell
                                                               Hutchins. Prior to December 1994, he was director
                                                               of fixed income  investments of IBM  Corporation.
                                                               Mr. McCauley is a vice president of 19 investment
                                                               companies   for   which   Mitchell   Hutchins  or
                                                               PaineWebber serves as investment adviser.
Ann E. Moran; 39                        Vice President and   Ms. Moran is a vice president of Mitchell Hutchins.
                                        Assistant Treasurer    Ms. Moran  is  a  vice  president  and  assistant
                                                               treasurer  of 30  investment companies  for which
                                                               Mitchell  Hutchins  or   PaineWebber  serves   as
                                                               investment adviser.
Dianne E. O'Donnell; 44                 Vice President and   Ms. O'Donnell is a senior vice president and deputy
                                        Secretary              general   counsel   of  Mitchell   Hutchins.  Ms.
                                                               O'Donnell is a vice president and secretary of 29
                                                               investment companies for which Mitchell  Hutchins
                                                               or PaineWebber serves as investment adviser.

                                             POSITION                       BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE                      WITH TRUST                       OTHER DIRECTORSHIPS
-------------------------------------   -------------------  ---------------------------------------------------
Emile Polito; 36                        Vice President       Mr.  Polito is a senior vice president and director
                                                               of operations and control for Mitchell  Hutchins.
                                                               From  March,  1991  to  September,  1993  he  was
                                                               director of the  Mutual Funds  Sales Support  and
                                                               Service   Center   for   Michell   Hutchins   and
                                                               PaineWebber. Mr. Polito is also vice president of
                                                               30  investment  companies   for  which   Mitchell
                                                               Hutchins  or  PaineWebber  serves  as  investment
                                                               adviser.
Victoria E. Schonfeld; 45               Vice President       Ms. Schonfeld is  a managing  director and  general
                                                               counsel  of Mitchell Hutchins. Prior to May 1994,
                                                               she was a  partner in  the law firm  of Arnold  &
                                                               Porter.  Ms. Schonfeld is a  vice president of 30
                                                               investment companies for which Mitchell  Hutchins
                                                               or PaineWebber serves as investment adviser.
Paul H. Schubert; 33                    Vice President and   Mr. Schubert is a first vice president and a senior
                                        Assistant Treasurer    manager  of the  mutual fund  finance division of
                                                               Mitchell Hutchins.  From  August 1992  to  August
                                                               1994,  he  was  a  vice  president  at  BlackRock
                                                               Financial Management Inc.  Prior to August  1992,
                                                               he  was an audit manager  with Ernst & Young LLP.
                                                               Mr. Schubert is  a vice  president and  assistant
                                                               treasurer  of 30  investment companies  for which
                                                               Mitchell  Hutchins  or   PaineWebber  serves   as
                                                               investment adviser.
Nirmal Singh; 40                        Vice President       Mr. Singh is a first vice president and a portfolio
                                                               manager  of Mitchell Hutchins. Prior to September
                                                               1993, he was a member of the portfolio management
                                                               team at Merrill Lynch Asset Management, Inc.  Mr.
                                                               Singh  is  a  vice president  of  five investment
                                                               companies  for   which   Mitchell   Hutchins   or
                                                               PaineWebber serves as investment adviser.
Julian F. Sluyters; 36                  Vice President and   Mr.  Sluyters is  a senior  vice president  and the
                                        Treasurer              director of the mutual  fund finance division  of
                                                               Mitchell Hutchins. Prior to 1991, he was an audit
                                                               senior  manager  with  Ernst  &  Young  LLP.  Mr.
                                                               Sluyters is a vice president and treasurer of  30
                                                               investment  companies for which Mitchell Hutchins
                                                               or PaineWebber serves as investment adviser.

                                             POSITION                       BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE                      WITH TRUST                       OTHER DIRECTORSHIPS
-------------------------------------   -------------------  ---------------------------------------------------
Mark A. Tincher; 40                     Vice President       Mr.  Tincher  is  a  managing  director  and  chief
                                                               investment  officer-U.S.  equity  investments  of
                                                               Mitchell Hutchins. Prior to March 1995, he was  a
                                                               vice   president  and  directed  the  U.S.  funds
                                                               management and  equity  research areas  of  Chase
                                                               Manhattan  Private  Bank. Mr.  Tincher is  a vice
                                                               president of  14 investment  companies for  which
                                                               Mitchell   Hutchins  or   PaineWebber  serves  as
                                                               investment adviser.
Craig M. Varrelman; 37                  Vice President       Mr. Varrelman  is  a  first vice  president  and  a
                                                               portfolio   manager  of  Mitchell  Hutchins.  Mr.
                                                               Varrelman is a vice president of five  investment
                                                               companies   for   which   Mitchell   Hutchins  or
                                                               PaineWebber serves as investment adviser.
Keith A. Weller; 35                     Vice President and   Mr. Weller is a first vice president and  associate
                                        Assistant Secretary    general  counsel of  Mitchell Hutchins.  Prior to
                                                               May 1995, he was an attorney in private practice.
                                                               Mr. Weller  is  a vice  president  and  assistant
                                                               secretary  of 29  investment companies  for which
                                                               Mitchell  Hutchins  or   PaineWebber  serves   as
                                                               investment adviser.

------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes  and Ms. Farrell are  'interested persons' of  the
   Trust as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

     The Trust pays trustees who are not 'interested persons' of the Trust ('disinterested trustees') $1,000 annually for each series of the Trust and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). The Trust presently has five series and thus pays each such trustee $5,000 annually, plus any additional amounts due for board or committee meetings. Messrs. Feldberg and Torell each receive additional annual compensation from the PaineWebber fund complex (including the Trust) of $15,000 for serving as chairmen of the audit and contract review committees of the funds. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of the Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Trust and the Funds, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

The table below includes certain information relating to the compensation of the current trustees who held office with the Trust or other PaineWebber funds during the years indicated.

                               COMPENSATION TABLE

                                                                                    TOTAL
                                                                                 COMPENSATION
                                                                 AGGREGATE         FROM THE
                                                                COMPENSATION    TRUST AND THE
                                                                    FROM            TRUST
                  NAME OF PERSON, POSITION                       THE TRUST*       COMPLEX`D'
-------------------------------------------------------------   ------------    --------------
Richard Q. Armstrong, Trustee................................      --              $  9,000
Richard Burt, Trustee........................................      --              $  7,750
Meyer Feldberg, Trustee......................................      $7,250          $106,375
George W. Gowen, Trustee.....................................      $7,250          $ 99,750
Frederic V. Malek, Trustee...................................      $7,250          $ 99,750
Carl W. Schafer, Trustee.....................................      --              $118,175
John R. Torell, III, Trustee.................................      --              $ 28,125

------------

Only disinterested trustees are compensated by the Trust and identified above; trustees who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

* Represents fees paid to each trustee during the fiscal year ended November 30, 1995.

`D' Represents  total compensation  paid to each  trustee during  the year ended
    December 31, 1995; no fund within the fund complex has a pension or retirement plan.

             BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF FUND SHARES

     The following shareholders are shown in the Trust's records as owning more than 5% of Low Duration Income Fund's shares.

                                                                     NUMBER AND PERCENTAGE OF
                                                                       SHARES BENEFICIALLY
                                                                              OWNED
                        NAME AND ADDRESS*                              AS OF AUGUST 1, 1996
------------------------------------------------------------------   ------------------------

Kern County Treasurer.............................................     6,921,631.170 (6.86%)

------------

* Each  shareholder  listed  may  be  contacted  c/o  Mitchell  Hutchins   Asset
  Management Inc., 1285 Avenue of the Americas, New York, NY 10019.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of each Fund pursuant to a contract with the Trust dated April 21, 1988, as supplemented by a separate fee agreement dated March 26, 1993 with respect to Low Duration Income Fund ('Advisory Contract'). Under the Advisory Contract, the Trust pays Mitchell Hutchins an annual fee, computed daily and paid monthly, at the rate of 0.50% of each Fund's average daily net assets. During the fiscal years ended November 30, 1995, November 30, 1994 and November 30, 1993, respectively, the Trust paid (or accrued) to Mitchell Hutchins investment advisory and administrative fees of $2,784,437, $3,958,127 and $4,999,240 with respect to U.S. Government Income Fund, $1,890,394, $1,897,899 and $1,393,289 with respect to Investment Grade Income Fund and $3,050,197, $4,047,201 and $3,100,195 with respect to High Income

Fund. During the fiscal years ended November 30, 1995 and November 30, 1994 and the period May 3, 1993 (commencement of operations) to November 30, 1993, the Trust paid (or accrued) to Mitchell Hutchins investment advisory and administrative fees of $1,839,876, $5,598,491 (of which $400,611 was waived by Mitchell Hutchins) and $3,519,442 with respect to Low Duration Income Fund.

     Under a service agreement pursuant to which PaineWebber provides certain services to each Fund not otherwise provided by the Fund's transfer agent, which agreement is reviewed by the Trust's board of trustees annually, during the fiscal years ended November 30, 1995, November 30, 1994 and November 30, 1993, respectively, PaineWebber earned fees in the approximate amounts of $154,428, $196,490 and $217,612 for U.S. Government Income Fund, $99,641, $97,475 and
$60,450 for Investment Grade Income Fund and $158,323, $181,748 and $137,332 for High Income Fund. During the fiscal years ended November 30, 1995 and November 30, 1994 and the period May 3, 1993 (commencement of operations) to November 30, 1993, respectively, PaineWebber earned fees under the service agreement in the amounts of $107,999, $139,291 and $71,854 for Low Duration Income Fund.

     The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers but does not require Mitchell Hutchins to do so. Under a sub-investment advisory contract ('Sub-Advisory Contract') dated November 14, 1994 with Mitchell Hutchins, PIMCO serves as sub-adviser for Low Duration Income Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays PIMCO a fee in the annual amount of 0.25% of the Fund's average daily net assets. PIMCO bears all expenses incurred by it in connection with its services under the Sub-Advisory Contract. For the fiscal year ended November 30, 1995 and the period October 20, 1994 to November 30, 1994, Mitchell Hutchins paid (or accrued) to PIMCO sub-advisory fees of $919,938 and $147,540, respectively, pursuant to the Sub-Advisory Contract and a substantially similar prior contract.

     Under the terms of the Advisory Contract, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to a particular series of the Trust are allocated among the series of the Trust (including the Funds) by or under the direction of the Trust's board of trustees in such manner as the board deems fair and equitable. Expenses borne by each Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

     As required by state regulation, Mitchell Hutchins will reimburse a Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees and extraordinary items, are excluded from this limitation. For the fiscal years ended November 30, 1995, November 30, 1994 and November 30, 1993, no reimbursements were required pursuant to such limitations.

     Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Under the Sub-Advisory Contract, PIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, Low Duration Income Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to any of them to which PIMCO would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract. The Advisory Contract terminates automatically with respect to each Fund upon assignment and is terminable at any time without penalty by the Trust's board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Trust. The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and its terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of Low Duration Income Fund's outstanding voting securities on 60 days' notice to PIMCO, or by PIMCO on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins (1) upon material breach by PIMCO of its representations and warranties, which breach shall not have been cured within a 20 day period after notice of such breach;
(2) if PIMCO becomes unable to discharge its duties and obligations under the Sub-Advisory Contract; or (3) on 120 days' notice to PIMCO.

     The following table shows the approximate net assets as of June 30, 1996, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                                      NET
                                                                                    ASSETS
INVESTMENT CATEGORY                                                                 ($ MIL)
--------------------------------------------------------------------------------   ---------

Domestic (excluding Money Market)...............................................   $ 5,585.3
Global..........................................................................     2,826.1
Equity/Balanced.................................................................     3,118.7
Fixed Income (excluding Money Market)...........................................     5,292.7
     Taxable Fixed Income.......................................................     3,653.2
     Tax-Free Fixed Income......................................................     1,639.5
Money Market Funds..............................................................    21,656.6

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to
shareholders    of   the   PaineWebber   mutual   funds   and   other   Mitchell

Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients. PIMCO personnel also may invest in securities for their own accounts pursuant to PIMCO's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class Y shares of each Fund under a distribution contract with the Trust dated July 1, 1991 ('Distribution Contract') that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Class Y shares of the Funds are offered continuously. Under an exclusive dealer contract between Mitchell Hutchins and PaineWebber dated July 1, 1991 ('Exclusive Dealer Contract'), PaineWebber sells each Fund's Class Y shares.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Trust's board of trustees, Mitchell Hutchins or PIMCO, as applicable, is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins and PIMCO seek to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. While Mitchell Hutchins or PIMCO generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. During the fiscal year ended November 30, 1995, no Fund paid any brokerage commissions. During the fiscal year ended November 30, 1994, U.S. Government Income Fund, Low Duration Income Fund, Investment Grade Income Fund and High Income Fund paid approximately $0, $88,421, $21,500 and $74,838, respectively, in brokerage commissions. During the fiscal year ended November 30, 1993, U.S. Government Income Fund and Investment Grade Income Fund paid no brokerage commissions and High Income Fund paid approximately $4,145 in brokerage commissions. During the period May 3, 1993 (commencement of operations) to November 30, 1993, Low Duration Income Fund paid no brokerage commissions.

     No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. During the fiscal year ended

November 30, 1995, no Fund paid any brokerage commissions to PaineWebber or any other affiliate of Mitchell Hutchins. During the fiscal year ended November 30, 1994, High Income Fund paid approximately $30,915 in brokerage commissions to PaineWebber. During the fiscal years ended November 30, 1994 and November 30, 1993, the Funds paid no other brokerage commissions to PaineWebber or any other affiliate of Mitchell Hutchins.

     Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. Each Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

     Consistent with the interests of a Fund and subject to the review of the Trust's board of trustees, Mitchell Hutchins or PIMCO may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or PIMCO determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. During the fiscal year ended November 30, 1995, the Funds directed no portfolio transactions to brokers chosen because they provided research services.

     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins and PIMCO seek best execution. Although Mitchell Hutchins or PIMCO may receive certain research or execution services in connection with these transactions, neither will purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, neither Mitchell Hutchins nor PIMCO will enter into any explicit soft dollar arrangements relating to principal transactions or will receive in principal transactions the types of services that could be purchased for hard dollars. Mitchell Hutchins and PIMCO may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins or PIMCO receiving multiple quotes from dealers before executing the transaction on an agency basis.

     Information and research services furnished by dealers or brokers with or through which a Fund effects securities transactions may be used by Mitchell Hutchins or PIMCO in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or PIMCO by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins or PIMCO in advising a Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract or PIMCO under the Sub-Advisory Contract.

     Investment decisions for the Funds and other investment accounts managed by Mitchell Hutchins or PIMCO are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Funds will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group except pursuant to procedures adopted by the Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

     PORTFOLIO TURNOVER. Each Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales and purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. During the fiscal years ended November 30, 1995 and November 30, 1994, respectively, the portfolio turnover rates were 206% and 358% for U.S. Government Income Fund; 242% and 246% for Low Duration Income Fund; 149% and 142% for Investment Grade Income Fund; and 94% and 156% for High Income Fund.

                              VALUATION OF SHARES

     Each Fund determines the net asset value per share separately for each class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins or PIMCO, the fair value of the security. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. All other securities or assets will be valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees.

     Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events effecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of High Income Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value by or under the direction of the Trust's board of trustees. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

     Each Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL   RETURN   CALCULATIONS.     Average   annual  total   return  quotes
('Standardized Return') used in the Fund's Performance Advertisements are calculated according to the following formula:

 P(1 + T)(n)     = ERV
where: P         = a hypothetical initial payment of $1,000 to purchase shares of a specified class
        T        = average annual total return of shares of that class
        n        = number of years
        ERV      = ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value.

     Each Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

     The following table shows performance information for Class Y shares (formerly Class C shares) of U.S. Government Income Fund and Low Duration Income Fund for the periods indicated. Investment Grade Income Fund and High Income Fund had no Class Y shares outstanding during these periods. All returns for periods of more than one year are expressed as an annualized average return:

                                                                        U.S. GOVERNMENT    LOW DURATION
                                                                          INCOME FUND      INCOME FUND
                                                                        ---------------    ------------
Fiscal Year Ended November 30, 1995:
Standardized Return*.................................................         15.06%          NA
Non-Standardized Return..............................................         15.06           NA
Inception to November 30, 1995:**
Standardized Return*.................................................          5.29            0.83%
Non-Standardized Return..............................................          5.29            0.83

------------

* Class Y shares do not impose an initial or a contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.

** For U.S. Government Income Fund, the inception date for its Class Y shares is September 11, 1991; for Low Duration Income Fund, the inception date for its Class Y shares is October 20, 1995.

     YIELD. Yields used in each Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a class of shares for a 30-day period ('Period'), net of expenses attributable to such class, by the average number of shares of such class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

                          a-b
      YIELD =         2[(  cd   + 1)(6)  -  1]
where: a    =    interest earned during the Period attributable to a class of shares
       b    =    expenses accrued for the Period attributable to a class of shares (net of reimbursements)
       c    =    the average daily number of shares of the class outstanding during the Period that were entitled to receive dividends
       d    =    the net asset value per share on the last day of the Period.

     Except as noted below, in determining net investment income earned during the Period (variable 'a' in the above formula), the Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. The yield of the Funds' Class Y shares for the 30-day period ended November 30, 1995 was 6.11% for U.S. Government Income Fund and 6.24% for Low Duration Income Fund. Investment Grade Income Fund and High Income Fund had no Class Y shares outstanding during this period.

     OTHER INFORMATION. In Performance Advertisements each Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper') for U.S. government funds, CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indices, including the Salomon Brothers Bond Index, Lehman Bond Index, Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Such companies also may include economic data and statistics published by the United States Bureau of Labor Statistics, such as the cost of living index, information and statistics on the residential mortgage market or the market for mortgage-backed securities, such as those published by the Federal Reserve Bank, the Office of Thrift Supervision, Ginnie Mae, Fannie Mae and Freddie Mac and the Lehman Mortgage-Backed Securities Index. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRONS, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON

POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

     A Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     A Fund may also compare its performance with, or may otherwise discuss, the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets. In comparing a Fund or its performance to CDs or to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

     In order to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ('Distribution Requirement') and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ('Income Requirement'); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures held for less than three months ('Short-Short Limitation');
(3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S.
government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by a Fund in November or December of any year and payable to shareholders of record on a date in either of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders (other than shareholders who are not subject to tax on their income generally) for the year in which that December 31 falls.

     U.S. Government Income Fund and Low Duration Income Fund each invests exclusively in debt securities and receives no dividend income; accordingly, no portion of the dividends or other distributions paid by these Funds is eligible for the dividends-received deduction allowed to corporations. Although High Income Fund and Investment Grade Income Fund are authorized to hold equity securities, it is expected that any dividend income received by the Funds will be minimal.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Interest and dividends, if any, received by High Income Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Each Fund will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on November 30 of that year, plus certain other amounts.

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissable income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Each Fund may acquire zero coupon or other securities issued with original issue discount ('OID'). As a holder of such securities, a Fund would have to include in its gross income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Each Fund has elected similar treatment with respect to securities purchased at a discount from their face value ('market discount'). Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and market discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options or futures, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                               OTHER INFORMATION

     PAINEWEBBER MANAGED INVESTMENTS TRUST. Prior to October 20, 1995, the name of Low Duration Income Fund was 'PaineWebber Short-Term U.S. Government Income Fund.' Prior to November 10, 1995, the Class Y shares of U.S. Government Income Fund and Low Duration Income Fund were called 'Class C' shares.

     The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Prior to February 26, 1992, the Trust's name was PaineWebber Fixed Income Portfolios. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust or a Fund. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Funds and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from each Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     ADDITIONAL REDEMPTION INFORMATION. If conditions exist that make cash payments undesirable, the Funds reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Funds and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Funds during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

     The Funds may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

     CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses to the specific classes of the Fund's shares to which those expenses are attributable.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Washington, DC 20036-1800, counsel to the Funds, has passed upon the legality of the shares offered by the Funds' Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

     INDEPENDENT AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust.

                              FINANCIAL STATEMENTS

     The Funds' Annual Reports to Shareholders for the fiscal year ended November 30, 1995 are separate documents supplied with this Statement of Additional Information and the financial statements, accompanying notes and reports of independent auditors appearing therein relating to the Funds are incorporated by reference in this Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Investment Policies and Restrictions...........     2
Hedging and Related Income
  Strategies...................................    11
Trustees and Officers; Principal Holders of
  Securities...................................    20
Investment Advisory and Distribution
  Arrangements.................................    27
Portfolio Transactions.........................    30
Valuation of Shares............................    32
Performance Information........................    33
Taxes..........................................    35
Other Information..............................    37
Financial Statements...........................    38

'c' 1996 PaineWebber Incorporated

PAINEWEBBER U.S.
GOVERNMENT INCOME FUND
PAINEWEBBER  LOW DURATION U.S.
GOVERNMENT INCOME FUND
PAINEWEBBER INVESTMENT
GRADE INCOME FUND
PAINEWEBBER HIGH
INCOME FUND
CLASS Y SHARES

------------------------------------------------------

                   Statement of Additional Information
                                         August 2, 1996

------------------------------------------------------

                                           PAINEWEBBER


               STATEMENT OF DIFFERENCES

      The dagger symbol shall be expressed as ......`D'
      The copyright symbol shall be expressed as ...'c'